SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 27, 1998

                      GREENSTONE ROBERTS ADVERTISING, INC.

             (Exact name of registrant as specified in its charter)

                        Commission file number 000-17468

NEW YORK                                                   11-2250305
(State or other jurisdiction of             (IRS Employer identification No.)
Incorporation)



ONE HUNTINGTON QUADRANGLE
SUITE 1C14
MELVILLE, NEW YORK                                                    11747
(Address of principal executive offices)                            (Zip Code)



                                 (516) 249-2121
               Registrant's telephone number, including area code
                            -------------------------
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Item 5.  OTHER EVENTS.


By letter dated July 20, 1998, Greenstone Roberts Advertising, Inc. (the "Company") was advised by the NASDAQ Stock Market, Inc. that the Company's Common Stock would be delisted from the NASDAQ SmallCap market effective with the close of business July 28, 1998.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         99.1      Press Release dated July 27, 1998




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Greenstone Roberts Advertising, Inc.



                              By: /s/ RONALD GREENSTONE
                                  Name: Ronald Greenstone
                                  Title: Chairman and Chief Executive Officer



Dated: July 27, 1998
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Exhibit Index

Exhibit No.           Description of Exhibit

     99.1             Press Release dated July 27, 1998